                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                October 14, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



1900 East Ninth Street, Cleveland, Ohio                         44114-3484
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This amendment to Form 8-K is being filed to correct the news release attached as Exhibit 99.1 to the October 14, 2004 Form 8-K. The originally filed Form 8-K incorrectly reported the number of branches sold to River State Valley Bank, the amount of nonperforming assets at September 30, 2004, and the amount of nonperforming assets acquired in connection with the Provident acquisition. In addition, the explanatory language concerning the increase in third quarter net charge-offs was revised. A corrected news release is attached to this Form 8-K/A as Exhibit 99.1, and is being furnished under item 2.02 of this Form 8-K/A. This Form 8-K/A is being filed solely to correct the previously filed news release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are being furnished herewith:

    Exhibit No.     Exhibit Description
    -----------     -------------------

       99.1 Corrected release issued by National City Corporation dated October 14, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    National City Corporation
                                    ------------------------------------
                                               (Registrant)


Date: October 14, 2004              By: /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel